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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 1998

                                Media Logic, Inc.

             (Exact name of registrant as specified in its charter)


         Delaware                1-9605                04-2772354
         --------                ------                ----------

      (State or other          (Commission             (IRS Employer
      jurisdiction of          File Number)         Identification No.)
      incorporation)



                                310 South Street
                                ----------------
                              Plainville, MA 02194
                              --------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 695-2006
                                                           ----------------
                            Exhibit Index on page 4.


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Item 5.   Other Events.

         The Company issued a press release on October 9, 1998 announcing:
"Company institutes cost reduction program to reduce operating losses." A copy of the press release is attached and filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as though fully set forth herein.

Item 7.  Exhibits.

(c)     Exhibits.

   99.1     The Registrant's Press Release dated October 9, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIA LOGIC, INC.
                                            -----------------
                                            (Registrant)

Date: October 9, 1998                       /s/  Gregory Scorziello
                                            -----------------------
                                                 Gregory Scorziello
                                                 President and
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX
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Exhibit                                              Sequential
Number        Description                            Page Number
------        -----------                            -----------
99.1          The Registrant's Press Release              5
              dated October 9, 1998

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